SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported):
July 10, 2006 (July 10, 2006)

AMC ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8747 (Commission File Number)	43-1304369 (I.R.S. Employer Identification Number)

920 Main Street, Kansas City, Missouri 64105
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (816) 221-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition

See Item 7.01

Item 7.01            Regulation FD Disclosure

AMC Entertainment Inc. (“AMCE”) is furnishing information under Items 2.02 and 7.01 of this Form 8-K to provide investors with more detailed information regarding the components of our pro forma revenues, after giving effect to our merger with Loews Cineplex Entertainment Corporation, for the fifty-two week periods ended March 30, 2006 and March 31, 2005. In addition, AMCE is furnishing supplemental pro forma statements of operations data for the thirteen weeks ended March 30, 2006 and March 31, 2005. That pro forma financial information is set forth in Exhibit 99.1 to this Form 8-K.

AMCE is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD and Item 2.02. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of AMCE’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01            Financial Statements and Exhibits

(d)           Exhibits (furnished solely for purposes of Items 2.02 and 7.01 of this Form 8-K)

                          Exhibit 99.1 — Condensed Consolidated Pro Forma Statements of Operations

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2006

AMC ENTERTAINMENT INC.
/s/ CRAIG R. RAMSEY
Name: Craig R. Ramsey
Title: Executive Vice President and Chief Financial Officer